YieldMax Nasdaq 100 0DTE Covered Call Strategy ETF
Schedule of Investments
April 30, 2025 (Unaudited)

PURCHASED OPTIONS - 96.9%(a)(b)(c)(d)	Notional Amount	Contracts	Value
Call Options - 96.9%			$–
Exchange Index Us, Expiration: 12/19/2025; Exercise Price: $10.02	$195,710	10	$185,898
Nasdaq 100 Stock Index, Expiration: 12/19/2025; Exercise Price: $1,001.26	5,871,306	3	5,563,832
TOTAL PURCHASED OPTIONS (Cost $6,127,087)			5,749,730

U.S. TREASURY SECURITIES - 0.4%		Par
United States Treasury Note/Bond, 3.88%, 01/15/2026		$20,000	19,981
TOTAL U.S. TREASURY SECURITIES (Cost $19,982)			19,981

SHORT-TERM INVESTMENTS - 2.1%		Shares
Money Market Funds - 2.1%
First American Government Obligations Fund - Class X, 4.25% (e)		125,304	125,304
TOTAL SHORT-TERM INVESTMENTS (Cost $125,304)			125,304

TOTAL INVESTMENTS - 99.4% (Cost $6,272,373)			5,895,015
Other Assets in Excess of Liabilities - 0.6%			37,759
TOTAL NET ASSETS - 100.0%			$5,932,774
two			–%
Percentages are stated as a percent of net assets.			–%

(a)	Non-income producing security.
(b)	100 shares per contract.
(c)	Exchange-traded.
(d)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(e)	The rate shown represents the 7-day annualized effective yield as of April 30, 2025.

Summary of Fair Value Disclosure as of April 30, 2025 (Unaudited)

YieldMax Nasdaq 100 0DTE Covered Call Strategy ETF has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of April 30, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Purchased Options	$–	$5,749,730	$–	$5,749,730
U.S. Treasury Securities	–	19,981	–	19,981
Money Market Funds	125,304	–	–	125,304
Total Investments	$125,304	$5,769,711	$–	$5,895,015

Refer to the Schedule of Investments for further disaggregation of investment categories.